Goodwill	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 5 – Goodwill

As of March 31, 2021, the goodwill in connection with the acquisition of the assets in October 2019 associated with and related to a retail vitamin, supplements and nutrition store located in McKinney, Texas was $0.

Goodwill is not amortized, but is evaluated for impairment annually or when indicators of a potential impairment are present. The annual evaluation for impairment of goodwill is based on valuation models that incorporate assumptions and internal projections of expected future cash flows and operating plans. The Company believes such assumptions are also comparable to those that would be used by other marketplace participants. The Company determined impairment adjustment was necessary for the year ended December 31, 2020, since the goodwill was not substantiating a future cash flow. Hence, goodwill of $29,689 was impaired in full during the fourth quarter of 2020.

Note 4 – Goodwill

As of December 31, 2020, the goodwill in connection with the acquisition of the assets in October 2019 associated with and related to a retail vitamin, supplements and nutrition store located in McKinney, Texas was $0.

Goodwill is not amortized, but is evaluated for impairment annually or when indicators of a potential impairment are present. The annual evaluation for impairment of goodwill is based on valuation models that incorporate assumptions and internal projections of expected future cash flows and operating plans. The Company believes such assumptions are also comparable to those that would be used by other marketplace participants. The Company determined impairment adjustment was necessary for the year ended December 31, 2020, since the goodwill was not substantiating a future cash flow. Hence, goodwill of $29,689 was impaired in full during the fourth quarter of 2020.